Exhibit 10.2




                      THIRD AMENDMENT TO EUROPEAN FACILITY

          Between the Registrant and The First National Bank of Chicago

                              dated August 17, 1999


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                        THE FIRST NATIONAL BANK OF CHICAGO,
                                  London Branch

                        THE FIRST NATIONAL BANK OF CHICAGO,
                                Frankfurt Branch

                          90 Long Acre, Convent Garden

                                 London WC2E 9RB

                                     England

                           Dated as of August 17, 1999

Hurco Europe Limited
Hurco GmbH Werkzeugmaschinen

  CIM-Bausteine Vertrieb und Service
Hurco B.V.
Hurco S.A.R.L.

                                      Re:  Third Amendment to European Facility

Ladies and Gentlemen:

         This letter amends the letter agreement with you dated September 8, 1997 (as amended, the "European Facility"), and is being entered into in conjunction with the Third Amendment to Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement of even date herewith with your parent, Hurco Companies, Inc. (the "Amendment").

         (a) The first paragraph of the European Facility is amended and restated to read as follows:

         Concurrently herewith, Hurco Companies, Inc., an Indiana corporation which directly or indirectly owns 100% of you ("Hurco Companies"), and Bank One, Indiana, National Association, a national banking association (successor in interest by merger to NBD Bank, N.A.) ("Bank One, Indiana") and Bank One, Michigan, a Michigan banking corporation (formerly known as NBD Bank) ("Bank One, Michigan"), have entered into that certain Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement, dated as of even date herewith (as amended, the "Credit Agreement"). This letter sets forth our agreement with respect to the working capital credit facility which The First National Bank of Chicago, London Branch, and The First National Bank of Chicago, Frankfurt Branch (collectively, "FCNBD"), are willing to establish for you (the
"Facility").   (References  to  "you"  and  "your"  in  this   agreement   mean,
individually and not collectively, Hurco Europe Limited, a corporation organized and existing under the laws of England and Wales ("Hurco Europe"), Hurco GmbH Werkzeugmaschinen CIM - Bausteine Vertrieb und Service ("Hurco GmbH"), Hurco B.V. ("Hurco BV"), a limited liability company organized under the laws of the Netherlands, and Hurco S.A.R.L. ("Hurco S.A.R.L."), a limited liability company organized under the laws of France.
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         (b)      The definition of "Expiration  Date" contained in Section 7 of the European  Facility is amended and restated to read as follows:

                           "Expiration  Date"  means  the  earlier  to  occur
of (a) May 1, 2002, and (b) the date on which the Authorization shall be terminated pursuant to Paragraph 12.

         (c) All references in the European Facility to "NBD" are replaced with "Bank One, Indiana."

         (d) All references in the European Facility to "NBD Michigan" are replaced with "Bank One, Michigan."

         Should the foregoing be agreeable to you, as it is to us, please indicate your agreement and acceptance by executing and returning the enclosed copy of this letter, whereupon the European Facility shall be amended as herein provided, and references to the European Facility shall be to the European Facility as so amended. Except as amended hereby, the European Facility shall remain in full force and effect.

                                                      Very truly yours,

                                                      THE FIRST NATIONAL BANK OF
                                                      CHICAGO, London Branch

                                                    By:_________________________

                                                        Its:  Vice President

                                                      THE FIRST NATIONAL BANK OF
                                                      CHICAGO, Frankfurt Branch

                                                    By:_________________________

                                                         Its:  Vice President

Agreed and accepted:

HURCO EUROPE LIMITED

By:      ________________________
         Roger J. Wolf
         Its:     Director

Dated as of ________, 1999


HURCO GmbH WERKZEUGMASCHINEN

CIM-BAUSTEINE VERTRIEB UND
SERVICE

By:      ________________________

         Its:  General Manager

Dated as of ________, 1999
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HURCO B. V.

By:      ________________________

         Its:  Managing Director

And By:  ______________________

         Its:  Managing Director

Dated as of ________, 1999


HURCO S.A.R.L.

By:      ________________________

         Its:  General Manager

Dated as of ________, 1999




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